UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 24, 2008

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001–15839	95–4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐    Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐    Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On July 28, 2008, the Board of Directors of Activision Blizzard, Inc. (the “Company”) adopted the Activision Blizzard, Inc. 2008 Incentive Plan, subject to stockholder approval, and reserved a number of shares of the Company’s common stock, par value $0.000001 per share (“Common Stock”), for issuance thereunder that is equal to fifteen million shares, plus the number of shares that were reserved for issuance under the Prior Plans (as defined below) that were not subject to outstanding awards on September 27, 2007, plus the number of shares subject to outstanding awards under the Prior Plans on September 27, 2007 that subsequently became available for issuance pursuant to the terms of the Activision, Inc. 2007 Incentive Plan (the “2007 Plan”), plus the number of shares subject to awards made under the 2007 Plan that subsequently became available for issuance pursuant to the terms of the 2007 Plan, minus the number of shares subject to awards issued under the 2007 Plan since September 27, 2007.  At the 2008 annual meeting of stockholders of the Company, which was held on September 24, 2008, the Company’s stockholders approved the Activision Blizzard, Inc. 2008 Incentive Plan, which became effective immediately upon such approval.  At a meeting held following the Company’s 2008 annual meeting of stockholders, the Board of Directors of the Company amended and restated the Activision Blizzard, Inc. 2008 Incentive Plan (as so amended and restated, the “2008 Plan”).

The 2008 Plan authorizes the Compensation Committee of the Company’s Board of Directors to provide equity-based compensation in the form of stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units and other performance- or value-based awards structured by the Compensation Committee within parameters set forth in the 2008 Plan, including custom awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, or factors that may influence the value of Common Stock or that are valued based on performance of the Company or any of its subsidiaries or business units or other factors designated by the Compensation Committee, as well as incentive bonuses, for the purpose of providing incentives and rewards for superior performance to the directors, officers, employees of, and consultants to, the Company and its subsidiaries.

Pursuant to the terms of the 2007 Plan, the Company no longer makes awards under the following incentive plans, although each remains in effect and continues to govern outstanding awards thereunder (collectively, the “Prior Plans”):

•                  Activision, Inc. 1998 Incentive Plan, as amended;

•                  Activision, Inc. 1999 Incentive Plan, as amended;

•                  Activision, Inc. 2001 Incentive Plan, as amended;

•                  Activision, Inc. 2002 Incentive Plan, as amended;

•                  Activision, Inc. 2002 Executive Incentive Plan, as amended;

•                  Activision, Inc. 2002 Studio Employee Retention Incentive Plan, as amended; and

•                  Activision, Inc. 2003 Incentive Plan, as amended,

In addition, pursuant to the terms of the 2008 Plan, the Company will cease to make awards under the 2007 Plan, although such plan will remain in effect and continue to govern outstanding awards.

The foregoing description of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

Activision Blizzard, Inc. Amended and Restated 2008 Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S–8, Registration No. 333-153661, filed September 24, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	ACTIVISION BLIZZARD, INC.

	By:	/s/ George L. Rose
George L. Rose
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Activision Blizzard, Inc. Amended and Restated 2008 Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S–8, Registration No. 333-153661, filed September 24, 2008).